UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): October 5, 2010
ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)
2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
     Robert P. Peebler, Chief Executive Officer of ION Geophysical Corporation (the “Company”), will be presenting at the Johnson Rice 2010 Energy Conference to be held in New Orleans, Louisiana, on October 7, 2010, commencing at approximately 10:15 a.m. Central Time.
     A live broadcast of the Johnson Rice presentation and the accompanying slides will be available in the Investor Relations section of the Company’s website at www.iongeo.com and will be archived there for approximately 90 days.
     The information contained in Item 7.01 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, or the Exchange Act.
     The presentation referenced in this report and any oral or written statements made in connection with the presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These forward-looking statements may include statements concerning estimated revenues, expected timing of future revenues and growth rates, estimated gross margins and operating expenses for fiscal 2010 and other years, future sales and market growth, timing of product introduction and commercialization, and other statements that are not statements of historical fact. Actual results may vary materially from those described in the forward-looking statements. All forward-looking statements will reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties may include: unanticipated delays in the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with competitors’ product offerings and pricing pressures resulting therefrom; the relatively small number of customers that the Company currently relies upon; the fact that a significant portion of the Company’s revenues is derived from foreign sales; the risks that sources of capital may not prove adequate; the Company’s inability to produce products to preserve and increase market share; and technological and marketplace changes affecting the Company’s product line. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the SEC, including its Quarterly Reports on Form 10-Q during 2010 and its Annual Report on Form 10-K for the year ended December 31, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2010	ION GEOPHYSICAL CORPORATION
	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Corporate Secretary

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